SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 04, 2010

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 4, 2010, the registrant, Cubist Pharmaceuticals, Inc. (“Cubist”), issued a press release announcing that the previously-scheduled June 9, 2010 Markman hearing in Cubist’s patent litigation against Teva Parenteral Medicines, Inc., Teva Pharmaceuticals USA, Inc. and Teva Pharmaceutical Industries Ltd. (collectively, “Teva”) had been cancelled. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 8, 2010, Cubist issued a press release announcing that the U.S. District Court for the District of Delaware issued a claim construction order in Cubist’s patent litigation against Teva.  A copy of the press release has been filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the claim construction order is available at www.cubist.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated June 4, 2010
	99.2	Press Release dated June 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Tamara L. Joseph
Tamara L. Joseph
Senior Vice President, General Counsel and Secretary

Dated:  June 10, 2010